American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
January 31, 2026

Real Estate Fund - Schedule of Investments
JANUARY 31, 2026 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.7%
Data Centers — 10.9%
Digital Realty Trust, Inc.	141,357	23,458,194
Equinix, Inc.	38,667	31,742,900
		55,201,094
Diversified — 4.0%
Broadstone Net Lease, Inc.	521,435	9,651,762
WP Carey, Inc.	154,172	10,753,497
		20,405,259
Health Care — 18.0%
American Healthcare REIT, Inc.	190,336	8,928,662
CareTrust REIT, Inc.	151,928	5,672,992
Omega Healthcare Investors, Inc.	137,866	6,049,560
Ventas, Inc.	246,787	19,167,946
Welltower, Inc.	272,484	51,325,086
		91,144,246
Industrial — 13.0%
First Industrial Realty Trust, Inc.	219,599	12,743,330
Prologis, Inc.	404,582	52,822,226
		65,565,556
Lodging/Resorts — 3.5%
Host Hotels & Resorts, Inc.	960,913	17,805,718
Office — 1.9%
COPT Defense Properties	122,851	3,785,039
SL Green Realty Corp.	135,428	6,064,466
		9,849,505
Residential — 9.4%
American Homes 4 Rent, Class A	222,100	6,956,172
AvalonBay Communities, Inc.	38,134	6,775,268
Camden Property Trust	105,053	11,456,030
GO Residential Real Estate Investment Trust	217,857	2,337,606
Sun Communities, Inc.	69,015	8,794,581
UDR, Inc.	299,817	11,138,201
		47,457,858
Retail — 15.6%
Brixmor Property Group, Inc.	371,292	9,946,913
Essential Properties Realty Trust, Inc.	412,110	12,511,660
Macerich Co.	188,972	3,577,240
NETSTREIT Corp.	310,264	5,845,374
Phillips Edison & Co., Inc.	191,892	6,952,247
Regency Centers Corp.	76,514	5,575,575
Simon Property Group, Inc.	134,539	25,738,656
Tanger, Inc.	262,227	8,580,067
		78,727,732
Self Storage — 5.6%
CubeSmart	146,285	5,490,076
Extra Space Storage, Inc.	141,244	19,487,435
National Storage Affiliates Trust	102,915	3,273,726
		28,251,237
Specialty — 5.9%
CBRE Group, Inc., Class A(1)	55,346	9,427,084

Iron Mountain, Inc.	136,445	12,570,678
Millrose Properties, Inc.	258,111	7,691,708
		29,689,470
Telecommunications — 9.8%
American Tower Corp.	161,544	28,961,608
Crown Castle, Inc.	235,830	20,472,402
		49,434,010
Timberland REITs — 2.1%
Weyerhaeuser Co.	421,140	10,856,989
TOTAL COMMON STOCKS (Cost $383,463,565)		504,388,674
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	7,265	7,265
Repurchase Agreements — 0.4%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 7/31/27, valued at $2,054,303),at 3.66%, dated 1/30/26, due 2/2/26 (Delivery value $2,014,614)		2,014,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,021,265)		2,021,265
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $385,484,830)		506,409,939
OTHER ASSETS AND LIABILITIES — (0.1)%		(524,682)
TOTAL NET ASSETS — 100.0%		$505,885,257

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$502,051,068	$2,337,606	—
Short-Term Investments	7,265	2,014,000	—
	$502,058,333	$4,351,606	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.